Exhibit 10.2

THIRD AMENDMENT to INDEMNIFICATION TRUST AGREEMENT, effective as of June 1st, 2008 ("Third Amendment"), by and among J. C. Penney Company, Inc., a Delaware corporation and J. C. Penney Corporation, Inc., a Delaware corporation and wholly-owned subsidiary of J. C. Penney Company, Inc. (herein collectively called the "Company"), and JPMorgan Chase Bank (as successor to Chemical Bank), a bank organized and existing under the laws of the State of New York, as trustee ("Trustee").

The Company and Trustee have heretofore executed an Indemnification Trust Agreement, dated as of July 30, 1986, as amended March 30, 1987 and January 27, 2002 ("Trust Agreement"), for the benefit of the Indemnitees (as defined on page 1 of the Trust Agreement).  Pursuant to Section 9(d) of the Trust Agreement, upon the written consent of the Representatives (as defined in Section 4(a) of the Trust Agreement), the Company and the Trustee now wish to amend the section of the Trust Agreement described below to reflect a change in the timing of payment by the Company to each Representative of his or her annual fee under the Trust Agreement.

NOW, THEREFORE, the Company and the Trustee agree that:

1.	Section 4(e) of the Trust Agreement shall be amended and restated in its entirety as follows:

(e)  In consideration for their services hereunder to the beneficiaries hereof, each Representative shall be paid by the Company an annual fee of $5,000 (payable monthly in arrears for each full or partial month of service as a Representative or by such other payment method that the Company deems appropriate), plus $600 for attendance at each meeting (whether by presence in person or by means of conference telephone or similar communications equipment) of Representatives regarding any matter relating to this Trust Agreement, and shall be reimbursed for expenses of meeting attendance.

2.	This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together constitute one and the same instrument.

3.	This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date(s) set forth below.

J. C. PENNEY COMPANY, INC.

ATTEST                                                          By   /s/ Jeffrey J. Vawrinek
Name   Jeffrey J. Vawrinek      Title   Acting Secretary
Date   May 20, 2008
By  /s/ Charlotte M. Thacker
Name   Charlotte M. Thacker
Title   Manager - Office of the Coporate
         Secretary & Assistant Secretary
Date  May 20, 2008

J. C. PENNEY CORPORATION, INC.

ATTEST                                                          By   /s/ Jeffrey J. Vawrinek
Name  Jeffrey J. Vawrinek
Title   VP, Associate General Counsel
                                and Acting Secretary
Date    May 20, 2008
By   /s/ Charlotte M. Thacker
Name   Charlotte M. Thacker
Title     Manager - Office of the Corporate
         Secretary & Assistant Secretary
Date    May 20, 2008

JPMORGAN CHASE BANK

ATTEST                                                          By     /s/ Janet Hudnall
Name  Janet Hudnall
Title     Vice President & Senior
                                    Fiduciary Officer                 Date   5/9/2008
By   /s/ Allison T. Heath
Name  Allison T. Heath
Title   Vice President & Fiduciary Officer
Date   5/9/2008

CONSENT OF THE REPRESENTATIVES

Third Amendment to
Indemnification Trust Agreement,
effective as of June 1st, 2008

We, the undersigned, being Representatives, as defined in the Indemnification Trust Agreement between J. C. Penney Company, Inc., J. C. Penney Corporation, Inc. and JPMorgan Chase Bank (as successor to Chemical Bank), dated as of July 30, 1986, as amended March 30, 1987 and January 27, 2002, hereby approve the Third Amendment to Indemnification Trust Agreement, effective as of June 1st, 2008.

Dated as of the date(s) set forth below.

By        /s/ Colleen C. Barrett
Name       Colleen C. Barrett
Date          5/9/2008

By       /s/ Thomas J. Engibous
Name       Thomas J. Engibous
Date          5/9/2008

By       /s/ Burl Osborne
Name       Burl Osborne
Date         5/9/2008

By       /s/ R. Gerald Turner
Name       R. Gerald Turner
Date         5/9/2008